UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                               August 10, 2009
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                               Innocent, Inc.
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           (Exact Name of Registrant as Specified in Its Charter)

                                  Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)

                333-150061                       98-0585268
         ------------------------     ---------------------------------
         (Commission File Number)     (IRS Employer Identification No.)

                                2000 NE 22nd St.
                           Wilton Manors, FL  33305
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (828) 489-9408
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              (Registrant's telephone number, including area code)

                         755 Baywood Drive, Second Floor
                               Petaluma, CA 94954
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 12, 2009, Board of Directors of the Registrant dismissed
Moore & Associates Chartered, its independent registered public account firm. On the same date, August 12, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form
10-K for the fiscal year ended August 31, 2008, a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 12, 2009.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On August 12, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.



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ITEM 5.02  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
           APPOINTMENT OF DIRECTORS & OFFICERS

On August 10, 2009, a majority of the shareholders of the Company appointed the following Directors and Officers of the Company, effective as of equal date.

Wayne Doss, age 56, is appointed the President, CEO, Secretary, and Director of the Company. Mr. Doss has served as CFO and CEO for over 25 years in both Public and Private Companies. Mr. Doss serves as CEO of Keller Industries for 9 years, a $250,000,000 Building Products Company with 4,000 employees. Over the past 5 years Mr. Doss has consulted and served various capacities assisting small public companies with start-ups, interim officer positions, accounting issues and regulatory filings. Mr. Doss is a graduate from the University of Maryland with degrees in accounting and business management. The company accepted the resignation of Vera Barinova, President, Chief Executive Officer, and Director.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Moore and Associates, Chartered, dated
            August 12, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Innocent, Inc.
                                      --------------
                                       (Registrant)

/s/ Wayne Doss
------------------------------
    Wayne Doss
    President, Chief Executive
    Officer, and Director


Dated: August 12, 2009
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